UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2014

COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware ------------	1-10706 ----------	38-1998421 ---------------
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201
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(Address of principal executive offices) (zip code)

(214) 462-6831
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.

Comerica Incorporated (“Comerica”) previously announced that Curtis C. Farmer, Vice Chairman, Retail Bank and Wealth Management, and Karen L. Parkhill, Vice Chairman and Chief Financial Officer of Comerica, will make a presentation at the Credit Suisse Financial Services Forum on Tuesday, February 11, 2014. Darlene P. Persons, director of Investor Relations, also will participate. Comerica's presentation will begin at 10:15 a.m. ET. To access the live audio webcast, visit the “Investor Relations” area of Comerica's website at www.comerica.com. Replays will be available at the same location following the conference. A copy of the presentation slides, which will be discussed at that conference, is attached hereto as Exhibit 99.1. From time to time, Comerica may also use this presentation in conversations with investors and analysts.

The information in Items 7.01 and 9.01 of this report (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

99.1    Credit Suisse Financial Services Forum Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Jon W. Bilstrom

Name:	Jon W. Bilstrom

Title:	Executive Vice President-Governance, Regulatory Relations and Legal Affairs,
and Secretary

Date: February 7, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Credit Suisse Financial Services Forum Presentation Slides